October 31, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            October 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 October 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            October 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 October 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          October 31, 2003



By: 		  __________________________________
Name:          Matt Pechulis
Title:         Vice President & Assistant Secretary



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:           10-Oct-03
Determination Date:        14-Oct-03
Monthly Payment Date:      15-Oct-03
Collection Period Ending:  30-Sep-03

I. COLLECTION ACCOUNT SUMMARY
   Principal and Interest Payments Received (including Prepayments)                                                  11,618,586.70
   Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       427,006.73
   Current Monthly Interest Shortfall/Excess                                                                           -218,522.85
   Recoup of Collection Expenses                                                                                        -10,605.52
   Amount of Withdrawal, if any, from Reserve Account                                                                         0.00
   Purchase Amounts for Repurchased Receivables                                                                               0.00

                                                                                                                     11,816,465.06

II.SIMPLE INTEREST EXCESS OR SHORTFALLS

   Amount of Interest Payments Due During the Collection Period for Receivables                                       1,678,637.73
   Amount of Interest Payments Received During the Collection Period                                                  1,897,160.58
   for Receivables
   Amount of Current Month Simple Interest Excess/Shortfall                                                            -218,522.85

IIICALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

   Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%          7,500,025.52
   of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
   Beginning Reserve Account Balance                                                                                  7,500,025.52
   Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                   0.00
   Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principa              0.00
   Reserve Account Investment Earnings                                                                                    4,736.57
   Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance            -4,736.57
   and over-collateralization amounts has been met)
   Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)              7,500,025.52
   Total Ending Reserve Balance                                                                                       7,500,025.52

IV.COLLECTIONS ON RECEIVABLES

a)
   Interest Payments Received                                                                                         1,897,160.58
   Scheduled Principal Payments Received                                                                              1,951,484.05
   Principal Prepayments Received                                                                                     7,769,942.07
   Total Interest and Principal Payments Received                                                                    11,618,586.70

b)
   Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      463,359.64
   minus  Reasonable Expenses                                                                                            36,352.91
   Net Liquidation Proceeds                                                                                             427,006.73
   Amount Allocable to Interest                                                                                               0.00
   Amount Allocable to Principal                                                                                        427,006.73

c)
   Amount Allocable to Interest                                                                                               0.00
   Amount Allocable to Principal                                                                                              0.00

                                                                                                                     12,045,593.43
V. CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    248,035,895.53
   multiplied by Servicer Fee Rate                                                                                           0.50%
   divided by Months per Year                                                                                                   12
                                                                                                                        103,348.29

                                                                                                                          1,041.67


VI.POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
   Initial Pool Balance                                                                                           1,000,003,402.96
   Pool Balance as of Preceding Accounting Date                                                                     248,035,895.53
   Pool Balance as of the Current Accounting Date                                                                   237,718,500.91
   Age of Pool in Months                                                                                                        55

a.2)
   Aggregate Note Balance as of Preceding Accounting Date                                                           245,555,536.57
   Aggregate Note Balance as of Current Accounting Date                                                             235,341,315.90

b)
        Current Month      Number of Loans        Principal Balance             Percentage
   30-59 Days Delinquent         40                  1,771,425.02                 0.745%
   60-89 Days Delinquent         16                   448,018.94                  0.188%
   90-119 Days Delinquent        15                   632,953.42                  0.266%
   120+ Days Delinquent           0                      0.00                     0.000%
   Defaults for Current Per      15                   595,968.50                  0.251%
   Cumulative Defaults          1065                41,771,450.49                 17.572%
   Cumulative Recoveries                            17,318,779.52                 7.285%




   Current Month Realized Losses                                                                                        595,968.50
   Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                         0.060%
   Preceding Realized Losses                                                                                            504,939.34
   Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.050%
   Second Preceding Realized Losses                                                                                     909,388.40
   Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                0.091%
   Cumulative Realized Losses                                                                                        24,452,670.87
   Cumulative Realized Losses as Percentage of Initial Pool Balance                                                         2.445%

VIIDISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.23771769
                                                                                                                        0.23534132

a)                                                                                                                      103,348.29
                                                                                                                              0.00

b)
   Class A-1                                                                                                                  0.00
   Class A-2                                                                                                                  0.00
   Class A-3                                                                                                                  0.00
   Class A-4                                                                                                                  0.00
   Class A-5                                                                                                            677,542.94
   Class A-6                                                                                                            322,902.77
   Class B                                                                                                              132,500.00
   Class C                                                                                                              120,500.00
                                                                                              Noteholders' Monthly
                                                                                 Beginning    Principal Distribu      Ending
                                                                                  Balance           Amount           Balance
   Class A-1                                                                            0.00                0.00              0.00
   Class A-2                                                                            0.00                0.00              0.00
   Class A-3                                                                            0.00                0.00              0.00
   Class A-4                                                                            0.00                0.00              0.00
   Class A-5                                                                   136,189,536.57      10,214,220.67    125,975,315.90
   Class A-6                                                                   64,366,000.00                0.00     64,366,000.00
   Class B                                                                     25,000,000.00                0.00     25,000,000.00
   Class C                                                                     20,000,000.00                0.00     20,000,000.00


c)                                                                                                                      103,173.95
                                                                                                                        142,276.44


VIIPOOL STATISTICS

                                                                                                                             8.84%
                                                                                                                               120


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                         11,571,014.67
Plus:     Trustee Fee                                                                                                     1,041.67

TOTAL WIRE TO CHASE                                                                                                  11,572,056.34

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                    245,450.39

EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:           10-Oct-03
Determination Date:        14-Oct-03
Monthly Payment Date:      15-Oct-03
Collection Period Ending:  30-Sep-03

I. COLLECTION ACCOUNT SUMMARY

   Principal and Interest Payments Received (including Prepayments)                                                  5,950,126.10
   Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      459,537.38
   Current Monthly Interest Shortfall/Excess                                                                          -136,980.01
   Recoup of Collection Expenses                                                                                        13,448.77
   Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from Re             0.00
   Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     6,286,132.24

II.SIMPLE INTEREST EXCESS OR SHORTFALLS

   Amount of Interest Payments Due During the Collection Period for Receivables                                        877,328.08
   Amount of Interest Payments Received During the Collection Period                                                 1,014,308.09
   for Receivables
   Amount of Current Month Simple Interest Excess/Shortfall                                                           -136,980.01

IIICALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

   Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%          11,000,002.18
   of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
   Beginning Reserve Account Balance                                                                                11,000,002.18
   Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
   Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principa             0.00
   Reserve Account Investment Earnings                                                                                   6,963.24
   Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -6,963.24
   and over-collateralization amounts has been met)
   Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
   Total Ending Reserve Balance                                                                                     11,000,002.18

IV.COLLECTIONS ON RECEIVABLES

a)
   Interest Payments Received                                                                                        1,014,308.09
   Scheduled Principal Payments Received                                                                               830,322.61
   Principal Prepayments Received                                                                                    4,105,495.40
   Total Interest and Principal Payments Received                                                                    5,950,126.10

b)
   Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     459,537.38
   minus  Reasonable Expenses                                                                                                0.00
   Net Liquidation Proceeds                                                                                            459,537.38
   Amount Allocable to Interest                                                                                              0.00
   Amount Allocable to Principal                                                                                       459,537.38

c)
   Amount Allocable to Interest                                                                                              0.00
   Amount Allocable to Principal                                                                                             0.00

                                                                                                                     6,409,663.48
V. CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                   135,933,534.64
   multiplied by Servicer Fee Rate                                                                                          0.50%
   divided by Months per Year                                                                                                  12
                                                                                                                        56,638.97

                                                                                                                         1,041.67


VI.POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
   Initial Pool Balance                                                                                            550,000,109.03
   Pool Balance as of Preceding Accounting Date                                                                    135,933,534.64
   Pool Balance as of the Current Accounting Date                                                                  130,856,777.41
   Age of Pool in Months                                                                                                       53

a.2)
   Aggregate Note Balance as of Preceding Accounting Date                                                          133,214,863.95
   Aggregate Note Balance as of Current Accounting Date                                                            128,239,641.86

b)

        Current Month      Number of Loans      Principal Balance               Percentage
   30-59 Days Delinquent         18                731,299.81                     0.559%
   60-89 Days Delinquent          8                324,011.49                     0.248%
   90-119 Days Delinquent         4                59,529.06                      0.045%
   120+ Days Delinquent           0                   0.00                        0.000%
   Defaults for Current Per       5                140,939.22                     0.108%
   Cumulative Defaults           365             17,682,122.29                    13.513%
   Cumulative Recoveries                          8,986,850.82                    6.868%

   Current Month Realized Losses                                                                                       140,939.22
   Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.026%
   Preceding Realized Losses                                                                                           104,985.55
   Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.019%
   Second Preceding Realized Losses                                                                                    323,016.41
   Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.059%
   Cumulative Realized Losses                                                                                        8,695,271.47
   Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.581%

VIIDISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                       0.23792137
                                                                                                                       0.23316299

a)                                                                                                                      56,638.97
                                                                                                                             0.00

b)
   Class A-1                                                                                                                 0.00
   Class A-2                                                                                                                 0.00
   Class A-3                                                                                                                 0.00
   Class A-4                                                                                                           130,765.67
   Class A-5                                                                                                           299,946.45
   Class B                                                                                                             190,575.00
   Class C                                                                                                             139,516.67

                                                                                              Noteholders' Monthly
                                                                                 Beginning    Principal Distribu     Ending
                                                                                  Balance           Amount           Balance
   Class A-1                                                                            0.00                0.00             0.00
   Class A-2                                                                            0.00                0.00             0.00
   Class A-3                                                                            0.00                0.00             0.00
   Class A-4                                                                   24,215,863.95        4,975,222.09    19,240,641.86
   Class A-5                                                                   53,999,000.00                0.00    53,999,000.00
   Class B                                                                     33,000,000.00                0.00    33,000,000.00
   Class C                                                                     22,000,000.00                0.00    22,000,000.00


c)                                                                                                                     101,535.14
                                                                                                                       391,932.25


VIIPOOL STATISTICS

                                                                                                                            8.35%
                                                                                                                              140


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                         5,792,664.85
Plus:     Trustee Fee                                                                                                    1,041.67

TOTAL WIRE TO CHASE                                                                                                  5,793,706.52

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               493,467.39



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:         10-Oct-03
Determination Date:      14-Oct-03
Monthly Payment Date:    15-Oct-03
Collection Period Ending:30-Sep-03

ICOLLECTION ACCOUNT SUMMARY

 Principal and Interest Payments Received (including Prepayments)                                                  3,922,881.85
 Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       53,932.30
 Current Monthly Interest Shortfall/Excess                                                                           -98,477.43
 Recoup of Collection Expenses                                                                                        -3,605.17
 Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
 Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                   3,874,731.55

ISIMPLE INTEREST EXCESS OR SHORTFALLS

 Amount of Interest Payments Due During the Collection Period for Receivables                                        856,870.21
 Amount of Interest Payments Received During the Collection Period                                                   955,347.64
 for Receivables
 Amount of Current Month Simple Interest Excess/Shortfall                                                            -98,477.43

ICALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

 Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         2,808,982.68
 of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
 Beginning Reserve Account Balance                                                                                 2,808,982.68
 Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
 Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Princip              0.00
 Reserve Account Investment Earnings                                                                                   1,770.85
 Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -1,770.85
 and over-collateralization amounts has been met)
 Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
 Total Ending Reserve Balance                                                                                      2,808,982.68

ICOLLECTIONS ON RECEIVABLES

a)
 Interest Payments Received                                                                                          955,347.64
 Scheduled Principal Payments Received                                                                               854,338.04
 Principal Prepayments Received                                                                                    2,113,196.17
 Total Interest and Principal Payments Received                                                                    3,922,881.85

b)
 Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     141,433.16
 minus  Reasonable Expenses                                                                                           87,500.86
 Net Liquidation Proceeds                                                                                             53,932.30
 Amount Allocable to Interest                                                                                              0.00
 Amount Allocable to Principal                                                                                        53,932.30

c)
 Amount Allocable to Interest                                                                                              0.00
 Amount Allocable to Principal                                                                                             0.00

                                                                                                                   3,976,814.15
VCALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                 124,195,707.96
 multiplied by Servicer Fee Rate                                                                                          0.50%
 divided by Months per Year                                                                                                  12
                                                                                                                      51,748.21

                                                                                                                         708.33


VPOOL BALANCE AND PORTFOLIO PERFORMANCE

a)
 Initial Pool Balance                                                                                            374,531,023.45
 Pool Balance as of Preceding Accounting Date                                                                    124,195,707.96
 Pool Balance as of the Current Accounting Date                                                                  121,040,020.90
 Age of Pool in Months                                                                                                       51

a.2)
 Aggregate Note Balance as of Preceding Accounting Date                                                          122,953,750.88
 Aggregate Note Balance as of Current Accounting Date                                                            119,829,620.69
b)

      Current Month      Number of Loans        Principal Balance            Percentage
 30-59 Days Delinquent         26                   711,643.93                 0.588%
 60-89 Days Delinquent          8                   184,514.51                 0.152%
 90-119 Days Delinquent         5                   258,612.04                 0.214%
 120+ Days Delinquent           0                      0.00                    0.000%
 Defaults for Current Per       7                   188,152.85                 0.155%
 Cumulative Defaults           401                14,231,855.42                11.758%
 Cumulative Recoveries                             6,386,121.61                5.261%


 Current Month Realized Losses                                                                                       188,152.85
 Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.050%
 Preceding Realized Losses                                                                                           139,795.29
 Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.037%
 Second Preceding Realized Losses                                                                                    159,521.22
 Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.043%
 Cumulative Realized Losses                                                                                        7,863,733.81
 Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.100%

VDISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                     0.32317756
                                                                                                                     0.31994580

a)                                                                                                                    43,289.75
                                                                                                                           0.00

b)
 Class A-1                                                                                                                 0.00
 Class A-2                                                                                                                 0.00
 Class A-3                                                                                                                 0.00
 Class A-4                                                                                                            75,742.12
 Class A-5                                                                                                           211,728.83
 Class A-6                                                                                                           314,456.13
 Class B                                                                                                              55,943.93
 Class C                                                                                                              49,440.60

                                                                                           Noteholders' Monthly
                                                                              Beginning    Principal Distribu      Ending
                                                                               Balance           Amount           Balance
                                                                                                                 <C.
 Class A-1                                                                           0.00                0.00              0.00
 Class A-2                                                                           0.00                0.00              0.00
 Class A-3                                                                           0.00                0.00              0.00
 Class A-4                                                                  13,667,750.88        3,124,130.19     10,543,620.69
 Class A-5                                                                  37,585,000.00                0.00     37,585,000.00
 Class A-6                                                                  54,847,000.00                0.00     54,847,000.00
 Class B                                                                     9,363,000.00                0.00      9,363,000.00
 Class C                                                                     7,491,000.00                0.00      7,491,000.00


c)                                                                                                                    31,556.87
                                                                                                                     -31,556.87


VPOOL STATISTICS

                                                                                                                          8.88%
                                                                                                                            130


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       3,874,731.55
Plus:     Trustee Fee                                                                                                    708.33

TOTAL WIRE TO CHASE                                                                                                3,875,439.88

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                   0.00



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:          10-Oct-03
Determination Date:       14-Oct-03
Monthly Payment Date:     15-Oct-03
Collection Period Ending: 30-Sep-03

I.COLLECTION ACCOUNT SUMMARY

  Principal and Interest Payments Received (including Prepayments)                                               11,100,509.22
  Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    168,119.23
  Current Monthly Interest Shortfall/Excess                                                                        -260,302.67
  Recoup of Collection Expenses                                                                                     -17,719.95
  Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
  Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                 10,990,605.83

IISIMPLE INTEREST EXCESS OR SHORTFALLS

  Amount of Interest Payments Due During the Collection Period for Receivables                                    1,867,991.21
  Amount of Interest Payments Received During the Collection Period                                               2,128,293.88
  for Receivables
  Amount of Current Month Simple Interest Excess/Shortfall                                                         -260,302.67

IICALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

  Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                  3,971,004.00
  Beginning Reserve Account Balance                                                                               3,397,600.55
  Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)           72,506.92
  Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Princi             0.00
  Reserve Account Investment Earnings                                                                                 2,544.59
  Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance              0.00
  has been met)
  Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,397,600.55
  Total Ending Reserve Balance                                                                                    3,472,652.06

IVCOLLECTIONS ON RECEIVABLES

a)
  Interest Payments Received                                                                                      2,128,293.88
  Scheduled Principal Payments Received                                                                           1,822,553.06
  Principal Prepayments Received                                                                                  7,149,662.28
  Total Interest and Principal Payments Received                                                                 11,100,509.22

b)
  Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   180,412.14
  minus  Reasonable Expenses                                                                                         12,727.71
  Net Liquidation Proceeds                                                                                          168,119.23
  Amount Allocable to Interest                                                                                            0.00
  Amount Allocable to Principal                                                                                     168,119.23

c)
  Amount Allocable to Interest                                                                                            0.00
  Amount Allocable to Principal                                                                                           0.00

                                                                                                                 11,268,628.45

V.CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                264,075,535.91
  multiplied by Servicer Fee Rate                                                                                        0.75%
  divided by Months per Year                                                                                                 0
                                                                                                                    165,047.21




VIPOOL BALANCE AND PORTFOLIO PERFORMANCE

a)
  Initial Pool Balance                                                                                          529,467,226.64
  Pool Balance as of Preceding Accounting Date                                                                  264,075,535.91
  Pool Balance as of the Current Accounting Date                                                                254,603,949.33
  Age of Pool in Months                                                                                                     23

a.2)
  Aggregate Note Balance as of Preceding Accounting Date                                                        264,075,535.91
  Aggregate Note Balance as of Current Accounting Date                                                          254,603,949.33

b)
       Current Month      Number of Loans       Principal Balance              Percentage
  30-59 Days Delinquent         44                    1,600,712.89               0.629%
  60-89 Days Delinquent         21                      594,843.85               0.234%
  90-119 Days Delinquent         9                      443,212.06               0.174%
  120+ Days Delinquent           0                            0.00               0.000%
  Defaults for Current Per      18                      498,936.44               0.196%
  Cumulative Defaults           308                  12,411,528.16               4.875%
  Cumulative Recoveries                               4,269,364.00               1.677%

  Current Month Realized Losses                                                                                     331,252.01
  Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.063%
  Preceding Realized Losses                                                                                         599,253.86
  Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.113%
  Second Preceding Realized Losses                                                                                1,136,936.43
  Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.215%
  Cumulative Realized Losses                                                                                      8,142,598.96
  Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.538%

VIDISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                    0.48086819
                                                                                                                    0.46914308

a)                                                                                                                  165,047.21
                                                                                                                          0.00

b)
  Class A-1                                                                                                               0.00
  Class A-2                                                                                                               0.00
  Class A-3                                                                                                         214,783.37
  Class A-4                                                                                                         448,875.00
  Class A-5                                                                                                         373,205.42
  Class B                                                                                                           106,255.75
  Class C                                                                                                            52,993.50
  Class D                                                                                                            85,352.08

                                                                                           Noteholders' Monthly
                                                                                Beginning  Principal Distribu     Ending
                                                                                 Balance         Amount           Balance
  Class A-1                                                                            0.00              0.00             0.00
  Class A-2                                                                            0.00              0.00             0.00
  Class A-3                                                                   54,375,535.91      9,471,586.58    44,903,949.33
  Class A-4                                                                   95,000,000.00              0.00    95,000,000.00
  Class A-5                                                                   72,350,000.00              0.00    72,350,000.00
  Class B                                                                     19,830,000.00              0.00    19,830,000.00
  Class C                                                                      9,270,000.00              0.00     9,270,000.00
  Class D                                                                     13,250,000.00              0.00    13,250,000.00


c)                                                                                                                        0.00



VIPOOL STATISTICS

                                                                                                                         9.18%
                                                                                                                        154.05


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                          10,990,605.83


TOTAL WIRE TO HSBC                                                                                               10,990,605.83

Amount Due To Servicer
